[GRAPHIC OMITTED]

                              PAPP FOCUS FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ 85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP
             FOCUS FUND, INC, AND STANDARD & POOR'S 500 STOCK INDEX

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                        1 Year   Since Inception
--------------------------------------------------------------------------------

Papp Focus Fund                                         -1.3%         10.4%
--------------------------------------------------------------------------------

Standard & Poor's 500
Stock Index                                             -9.1%          9.8%
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

                                                                          2000
                                                                        -------

Papp Focus Fund                                                         $13,238

Standard & Poor's 500
Stock Index                                                             $13,050

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
================================================================================
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Standard & Poor's 500 Stock Index, an unmanaged, market-weighted index that includes stocks of 500 of the largest U.S. companies. All values shown include reinvested dividends.

                              PAPP FOCUS FUND, INC

Dear Fellow Shareholders:

Our Fund was down 1.3% for the year 2000. This compares with a decline of 9.1 % for the Standard & Poor's 500 Stock Index. Since Inception on March 2, 1998 the Fund is up 32.4% compared with an increase of 30.7% for the S&P 500 Index.

As you know, Papp Focus Fund is a non-diversified investment company with a self-imposed limitation of sixteen different stocks. This suggests a higher degree of volatility than would be the case with a portfolio holding a significantly larger number of stocks. This volatility is exactly what we experienced in 1998 when our Fund performed far better than the indexes, followed by 1999 when our performance was disappointing, and again by 2000 when we did quite well against the S&P 500 Index.

We will continue to invest only in good quality stocks representing a number of industries. Our emphasis will be on technology, both electronic and medical, as represented by such companies as Applied Materials, Intel, Medtronic, Merck, Microsoft, and Techne. However, we will also invest in a number of companies that are able to use technological advances to make their businesses more productive. These include American International Group, a very major force in the insurance business, Interpublic Group, an international advertising agency, McDonalds, whose presence is throughout the world, State Street Corp., which acts as custodian for literally trillions of investors' dollars, and Wal-Mart, which has successfully discounted millions of basics and brought them into the reach of the average citizen.

Of equal, or perhaps even greater importance, are the temptations we have avoided. In late 1999 and early 2000 many day-traders, speculators, and even ordinary investors were intrigued by the meteoric rise in many dot.com and biotechnology companies' stocks that were bid up on the basis of sales increases rather than real earnings. We refused to play that game, insisting that our investor's money be used to buy real companies with real earnings.

As you know, in late March of 2000 that bubble burst. Many day-traders lost everything and the momentum mutual fund managers, who had attracted large amounts of new money from speculators and those seeking a quick gain, saw their extraordinary profits evaporate.

History shows us that after the Federal Reserve has cut interest rates, the economy and the stock market almost always go up within six months. We believe that Congress and the administration will cut taxes. These two events will improve our economy and I do not think we will have a recession. The consumer confidence should begin to climb within a month or two. Those who invest for the long pull and are inclined to devote a portion of their assets to a small number of stocks considered by us to be the best we know, this Fund will, over time, prove to be a fine investment.

                                       Warmest regards,


                                       L. Roy Papp, Chairman
                                       February 9, 2001

                              PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                              Number       Fair
                       Common Stocks                        of Shares     Value
---------------------------------------------------------   ---------   --------
Financial Services (14.7%)
   American International Group
     (Major international insurance holding company)            1,625   $160,164
   State Street Corporation
     (Provider of U.S. and global securities custodial
     services)                                                  2,600    322,946
                                                                        --------
                                                                         483,110
                                                                        --------
Semiconductors & Equipment (12.7%)
   Applied Materials, Inc.*
     (Leading developer, manufacturer, and marketer of
     semiconductor manufacturing systems)                       3,000    114,563
   Intel Corporation
     (Manufacturer of microprocessors,
     microcontrollers, and memory chips)                        4,700    142,175
   Texas Instruments, Inc.
     (Leading producer of digital signal
     processors and analog semiconductors)                      3,400    161,075
                                                                        --------
                                                                         417,813
                                                                        --------
Industrial Services (9.9%)
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                           7,600    323,475
                                                                        --------
Investment Management (9.7%)
   T. Rowe Price Associates, Inc.
     (No-load mutual fund company)                              7,500    316,992
                                                                        --------
Pharmaceutical (8.6%)
   Merck & Company, Inc.
     (Prescription pharmaceuticals)                             3,000    280,875
                                                                        --------
Telecommunications (6.6%)
   Nokia Corporation
     (Leading manufacturer of wireless handsets)                5,000    217,500
                                                                        --------
Medical Products (6.3%)
   Medtronic, Inc.
     (Manufacturer of implantable biomedical devices)           3,400    205,275
                                                                        --------

*     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                            Number        Fair
                 Common Stocks (continued)                of Shares      Value
-------------------------------------------------------   ---------    ----------
Restaurants (5.1%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                  4,900    $  166,600
                                                                       ----------
Specialty Retailing (5.0%)
   Wal-Mart Stores, Inc.
     (Leading discount retailer)                              3,100       164,687
                                                                       ----------
Biotechnology (4.9%)
   Techne Corporation *
     (Leading producer of biotechnology products)             4,500       162,281
                                                                       ----------
Consumer Products (4.7%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)     4,300       152,650
                                                                       ----------
Electronic Equipment (4.0%)
   Molex, Inc.
     (Supplier of interconnection products)                   5,200       132,275
                                                                       ----------
Software (3.8%)
   Microsoft Corporation *
     (Personal computer software)                             2,850       123,975
                                                                       ----------

Total Common Stocks - 96.0%                                             3,147,508
Cash and Other Assets, Less Liabilities - 4.0%                            132,115
                                                                       ----------
Net Assets - 100%                                                      $3,279,623
                                                                       ==========

Net Asset Value Per Share
(Based on 265,506 shares outstanding at December 31, 2000)             $    12.35
                                                                       ==========

*     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                   PAPP FOCUS FUND, INC.
            STATEMENT OF ASSETS AND LIABILITIES
                     DECEMBER 31, 2000

                                     ASSETS
                                                                        2000
                                                                    -----------
Investment in securities at fair value (original
   cost $ 2,510,552 at December 31, 2000) (Note 1)                  $ 3,147,508
Cash                                                                    249,845
Dividends and interest receivable                                         3,601
                                                                    -----------
     Total assets                                                   $ 3,400,954
                                                                    ===========

                                  LIABILITIES

Payable for investment securities purchased                         $   121,331
                                                                    ===========

                                   NET ASSETS

Paid-in capital                                                     $ 2,703,278
Accumulated undistributed net investment loss                           (60,611)
Net unrealized gain on investments                                      636,956
                                                                    -----------
     Net assets applicable to Fund shares outstanding               $ 3,279,623
                                                                    ===========

Fund shares outstanding                                                 265,506
                                                                    ===========

Net Asset Value Per Share (net assets/shares
outstanding)                                                        $     12.35
                                                                    ===========

    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                         2000           1999
                                                     -----------    -----------
INVESTMENT INCOME:
  Dividends                                          $    20,987    $    17,688
  Interest                                                 5,582          4,939
                                                     -----------    -----------
     Total investment income                              26,569         22,627
                                                     -----------    -----------
EXPENSES:
  Management fee (Note 3)                                 37,046         41,681
  Auditing fees                                           10,200          6,750
  Filing fees                                              7,031          7,669
  Legal fees                                               5,987          3,369
  Custodial fees                                           5,970          6,871
  Transfer agent fees (Note 3)                             1,776             --
  Directors' attendance fees                               1,100          1,200
  Other fees                                               1,696            521
                                                     -----------    -----------
     Total expenses                                       70,806         68,061
                                                     -----------    -----------

Less fees waived by adviser (Note 3)                     (24,499)       (15,959)
                                                     -----------    -----------
     Net expenses                                         46,307         52,102
                                                     -----------    -----------

Net investment loss                                      (19,738)       (29,475)
                                                     -----------    -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
  Proceeds from sales of securities                    2,296,348      2,279,973
  Cost of securities sold                             (2,035,797)    (2,280,071)
                                                     -----------    -----------
  Net realized gain/(loss) on investments sold           260,551            (98)

  Net change in unrealized gain on investments          (256,275)        37,859
                                                     -----------    -----------

Net realized and unrealized gain on investments            4,276         37,761
                                                     -----------    -----------

(DECREASE)/INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $   (15,462)   $     8,286
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                              PAPP FOCUS FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                         2000           1999
                                                     -----------    -----------
FROM OPERATIONS:
Net investment loss                                  $   (19,738)   $   (29,475)
Net realized gain/(loss) on investments sold             260,551            (98)
Net change in unrealized gain on investments            (256,275)        37,859
                                                     -----------    -----------
     (Decrease)/increase in net assets resulting
     from operations                                     (15,462)         8,286
                                                     -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investment securities sold         (227,051)            --
                                                     -----------    -----------
     Decrease in net assets resulting from
     distributions to shareholders                      (227,051)            --
                                                     -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares                             164,626      1,288,280
Net asset value of shares issued to shareholders
   in reinvestment of net realized gain on
   investment securities sold                            161,140             --
Payments for redemption of shares                       (755,025)    (1,376,564)
                                                     -----------    -----------

     Decrease in net assets resulting
     from shareholder transactions                      (429,259)       (88,284)
                                                     -----------    -----------

Total decrease in net assets                            (671,772)       (79,998)

Net assets at beginning of the period                  3,951,395      4,031,393
                                                     -----------    -----------

Net assets at end of period                          $ 3,279,623    $ 3,951,395
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.8988 a share aggregating $227,051. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $1,776 in 2000 from the manager for providing shareholder and transfer agent services. A management fee expense reimbursement of $24,499 and $15,959 was required in 2000 and 1999, respectively.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                                    2000                 1999
                                                 ----------           ----------
Purchase at cost                                 $1,641,142           $2,196,009
Sales                                             2,296,348            2,279,973

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                       Proceeds        Shares
                                                     -----------    -----------
            Year ended December 31, 2000
            Shares issued                            $   164,626         11,863
            Distributions reinvested                     161,140         12,891
            Shares redeemed                             (755,025)       (53,829)
                                                     -----------    -----------
               Net decrease                          $  (429,259)       (29,075)
                                                     ===========    ===========

            Year ended December 31, 1999
            Shares issued                            $ 1,288,280         99,296
            Distributions reinvested                          --             --
            Shares redeemed                           (1,376,564)      (107,193)
                                                     -----------    -----------
               Net decrease                          $   (88,284)        (7,897)
                                                     ===========    ===========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                         2000           1999
                                                     -----------    -----------

            Fair value                               $ 3,147,508    $ 3,798,438
            Original cost                             (2,510,552)    (2,905,207)
                                                     -----------    -----------
               Net unrealized appreciation           $   636,956    $   893,231
                                                     ===========    ===========

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost, totaled $774,336 and gross unrealized losses on investments in which cost exceeded fair value totaled $137,380.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $1,001,308 and gross unrealized losses on investments in which cost exceeded fair value totaled $108,077.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                                                   Period Ended
                                      Years ended December 31,     December 31,
                                         2000           1999         1998(A)
                                     ----------     ----------     ------------

Net asset value, beginning
   of period                         $    13.41     $    13.33     $    10.00
Income from operations:
      Net investment loss                 (0.09)         (0.11)         (0.06)
      Net realized and unrealized
        (loss)/gain on investments        (0.07)          0.19           3.39
                                     ----------     ----------     ----------

          Total from operations           (0.16)          0.08           3.33

Less Distributions:
   Dividend from investment
      income                                 --             --             --
   Distribution of net realized
      gain                                (0.90)            --             --
                                     ----------     ----------     ----------
          Total distributions             (0.90)            --             --

Net asset value, end of period       $    12.35     $    13.41     $    13.33
                                     ==========     ==========     ==========

          Total return                   -1.28%           0.60%         33.30%
                                     ==========     ==========     ==========

Ratios/Supplemental Data:
   Net assets, end of period         $3,279,623     $3,951,395     $4,031,393
   Expenses to average
      net assets (B)                       1.25%          1.25%          1.25%*
   Investment income to
     average net assets (C)                0.72%          0.54%           .70%*
   Portfolio turnover rate                45.72%         53.85%         50.37%*


*     Annualized

(A)   From the date of commencement of operations (March 2, 1998).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.91%, 1.63% and 1.38% for the periods ended December 31, 2000, 1999 and 1998.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Focus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp Focus Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from March 2, 1998 (date of commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp Focus Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and the period from March 2, 1998 (date of commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                        ARTHUR ANDERSEN LLP

Phoenix, Arizona
January 24, 2001

                              FACTS ABOUT THE FUND

Investment Objective - The Fund, which commenced operations on March 2, 1998, is designed for those long-term investors who wish to invest a portion of their common stock assets in a relatively small number of companies. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.0 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 23 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

                              PAPP FOCUS FUND, INC.

                                    Directors

               James K. Ballinger               Harry A. Papp
               Amy S. Clague                    L. Roy Papp
               Robert L. Mueller                Rosellen C. Papp
               Carolyn P. O'Malley              Bruce C. Williams

                                    Officers

               Chairman - L. Roy Papp           President - Harry A. Papp

                                 Vice Presidents

               Victoria S. Cavallero            Julie A. Hein
               George D. Clark, Jr.             Robert L. Mueller
               Jeffrey N. Edwards               Rosellen C. Papp
               Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian

                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel

                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.


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